Morgan Stanley Quality Municipal Investment Trust
                     Item 77(o) 10f-3 Transactions
                  April 1, 2002 - September 30, 2002


Security Date     Price  Shares    %of    Total       Purch Broker
         of       Of     Purchase  Asset  Issued      ased
         Purcha   Shares d         s                  By
         se                                           Fund

Alaska   03/27/   Variou 3,000,00  0.43%  $127,720,0  1.17%  UBS Paine
Inter      02       s    0                    00              Webber,
Airpts                                                        Lehman
Syst,                                                         Bros.,
AK, Ser                                                       Salomon
2002 B                                                         Smith
(AMBAC)                                                       Barney

Metropol 06/05/   Variou 3,000,00  0.85%  $1,715,755  0.17%   Lehman
itan       02       s    0                   ,000           Bros., Bear
Trans                                                        Stearns,
Auth,                                                          First
NY, Refg                                                      Albany,
Ser 2002                                                     JPMorgan,
A (MBIA)                                                      Merrill
                                                              Lynch,
                                                              Salomon
                                                               Smith
                                                            Barney, UBS
                                                               Paine
                                                            Webber, ABN
                                                               AMRO,
                                                            Advest/Lebe
                                                            nthal, CIBC
                                                            World Mkts,
                                                             Commerce
                                                              Capital
                                                               Mkts,
                                                            Fahnestocks
                                                             , Jackson
                                                            Secs, Quick
                                                             & Reilly,
                                                             Ramirez,
                                                              Raymond
                                                            James, RBC
                                                               Dain
                                                             Rauscher,
                                                            Roosevelt &
                                                              Cross,
                                                              Siebert
                                                             Brandford
                                                              Shank,
                                                             Wachovia

Metropol 06/26/   Variou 3,000,00  0.84%  $679,450,0  0.44%  UBS Paine
itan       02       s    0                    00              Webber,
Trans                                                          Bear
Auth,                                                        Stearns,
NY, St                                                         First
Srv                                                           Albany,
Contract                                                     JPMorgan,
                                                              Lehman
                                                              Bros.,
                                                              Merrill
                                                              Lynch,
                                                              Salomon
                                                               Smith
                                                            Barney, ABN
                                                               AMRO,
                                                            Advest/Lebe
                                                            nthal, CIBC
                                                            World Mkts,
                                                             Commerce
                                                              Capital
                                                               Mkts,
                                                            Fahnestock,
                                                              Jackson
                                                            Secs, Quick
                                                             & Reilly,
                                                             Ramirez,
                                                              Raymond
                                                            James, RBC
                                                               Dain
                                                             Rauscher,
                                                            Roosevelt &
                                                              Cross,
                                                              Siebert
                                                             Brandford
                                                              Shank,
                                                             Wachovia

NYC Muni 06/20/   Variou 3,000,00  0.84%  $891,090,0  0.33%  UBS Paine
Wtr Fin    02       s    0                    00              Webber,
Auth,                                                         Merrill
NY, 2003                                                      Lynch,
Ser                                                            First
(Aa2/AA)                                                      Albany,
                                                              Goldman
                                                            Sachs, Bear
                                                             Stearns,
                                                              Lehman
                                                              Bros.,
                                                             JPMorgan,
                                                              Salomon
                                                               Smith
                                                              Barney,
                                                              Siebert
                                                             Brandford
                                                            Shank, M.R.
                                                            Beal, CIBC
                                                            World Mkts,
                                                             RBC Dain
                                                             Rauscher,
                                                               A.G.
                                                             Edwards,
                                                               First
                                                             American
                                                            Municipals,
                                                            Prudential,
                                                              Quick &
                                                              Reilly,
                                                              Raymond
                                                              James,
                                                            Roosevelt &
                                                               Cross

NYC      06/14/   $108.5 2,000,00  0.56%  $1,239,894  0.16%   Lehman
Transiti   02       0    0                   ,143             Bros.,
onal                                                          Merrill
Auth,                                                         Lynch,
NY, Refg                                                     JPMorgan,
2003 Ser                                                    Advest/Lebe
(Aaa/AA+                                                    nthal, Bear
)                                                            Stearns,
                                                             RBC Dain
                                                             Rauscher,
                                                               First
                                                              Albany,
                                                              Goldman
                                                            Sachs, UBS
                                                               Paine
                                                              Webber,
                                                             Ramirez,
                                                              Salomon
                                                               Smith
                                                              Barney,
                                                            CIBC World
                                                               Mkts,
                                                             Commerce
                                                              Capital
                                                            Mkts, A.G.
                                                             Edwards,
                                                              Jackson
                                                            Secs, Legg
                                                            Mason Wood
                                                              Walker,
                                                               Loop
                                                              Capital
                                                               Mkts,
                                                            Prudential,
                                                              Quick &
                                                              Reilly,
                                                              Raymond
                                                              James,
                                                            Roosevelt &
                                                              Cross,
                                                              Siebert
                                                             Brandford
                                                               Shank

Municipa 08/22/   Variou 2,000,00  0.55%  $258,465,0  0.77%    Bear
l Elec     02       s    0                    00             Stearns,
Auth of                                                      JPMorgan,
GA, Ser                                                       Goldman
2002 A                                                        Sachs,
(MBIA)                                                        Lehman
                                                              Bros.,
                                                              Salomon
                                                               Smith
                                                            Barney, UBS
                                                               Paine
                                                              Webber,
                                                             Wachovia

Municipa 08/22/   Variou 1,500,00  0.42%  $258,465,0  0.58%    Bear
l Elec     02       s    0                    00             Stearns,
Auth of                                                      JPMorgan,
GA, Ser                                                       Goldman
2002 A                                                        Sachs,
(MBIA)                                                        Lehman
                                                              Bros.,
                                                              Salomon
                                                               Smith
                                                            Barney, UBS
                                                               Paine
                                                              Webber,
                                                             Wachovia